EXHIBIT 99.1

2022 Form 5500-SF

Form 5500-SF

Short Form Annual Return/Report of Small Employee Benefit Plan

This form is required to be filed under sections 104 and 4065 of the Employee Retirement

Income Security Act of 1974 (ERISA), and sections 6057(b) and 6058(a) of the Internal Revenue Code (the Code).

▶ Complete all entries in accordance with the instructions to the Form 5500-SF.

OMB Nos. 1210-0110 1210-0089
Department of the Treasury Internal Revenue Service	2022
Department of Labor Employee Benefits Security Administration	This Form is Open to Public Inspection
Pension Benefit Guaranty Corporation

Part I	Annual Report Identification Information

For calendar plan year 2022 or fiscal plan year beginning	01/01/2022	and ending	12/31/2022

A This return/report is for:	☒	a single-employer plan	☐	a multiple-employer plan (not multiemployer) (Filers checking this box must attach a list of participating employer information in accordance with the form instructions.)

B This return/report is	☐	the first return/report	☐	the final return/report
	☐	an amended return/report	☐	a short plan year return/report (less than 12 months)
C Check box if filing under:	☒	Form 5558	☐	automatic extension	☐	DFVC program
	☐	special extension (enter description)
D If this is a retroactively adopted plan permitted by SECURE Act section 201, check here. ▶					☐

Part II	Basic Plan Information—enter all requested information

1a	Name of plan PARKE BANK 401 (K) RETIREMENT PLAN	1b	Three-digit plan number (PN) ▶	001
		1c		Effective date of plan
				01/01/2008
2a

Plan sponsor’s name (employer, if for a single-employer plan)

Mailing address (include room, apt., suite no. and street, or P.O. Box)

City or town, state or province, country, and ZIP or foreign postal code (if foreign, see instructions)

PARKE BANK

601 DELSEA DRIVE

SEWELL                             NJ                 08080-9325

		2b		Employer Identification Number
				(EIN)22-3621091
		2c		Sponsor’s telephone number
				856-256-2503
		2d		Business code (see instructions)

			522110
3a	Plan administrator’s name and address ☒ Same as Plan Sponsor	3b		Administrator’s EIN
		3c		Administrator’s telephone number
4	If the name and/or EIN of the plan sponsor or the plan name has changed since the last return/report filed for this plan, enter the plan sponsor’s name, EIN, the plan name and the plan number from the last return/report.	4b		EIN
a	Sponsor’s name	4d	PN
c	Plan Name
5a	Total number of participants at the beginning of the plan year	5a		106
b	Total number of participants at the end of the plan year	5b		108
c	Number of participants with account balances as of the end of the plan year (only defined contribution plans complete this item)	5c		108
d(1)	Total number of active participants at the beginning of the plan year	5d(1)		102
d(2)	Total number of active participants at the end of the plan year	5d(2)		87
e	Number of participants who terminated employment during the plan year with accrued benefits that were less than 100% vested	5e		00
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.

Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including, if applicable, a Schedule SB or Schedule MB completed and signed by an enrolled actuary, as well as the electronic version of this return/report, and to the best of my knowledge and belief, it is true, correct, and complete.

SIGN HERE		06/29/2023	Plan Sponsor
	Signature of plan administrator	Date	Enter name of individual signing as plan administrator
SIGN HERE
	Signature of employer/plan sponsor	Date	Enter name of individual signing as employer or plan sponsor

For Paperwork Reduction Act Notice, see the Instructions for Form 5500-SF.	Form 5500-SF (2022)
v.220413

Form 5500-SF (2022)	Page 2

6a Were all of the plan’s assets during the plan year invested in eligible assets? (See instructions.)	☒ Yes	☐ No

b Are you claiming a waiver of the annual examination and report of an independent qualified public accountant (IQPA) under 29 CFR 2520.104-46? (See instructions on waiver eligibility and conditions.)	☒ Yes	☐ No

If you answered “No” to either line 6a or line 6b, the plan cannot use Form 5500-SF and must instead use Form 5500.

c If the plan is a defined benefit plan, is it covered under the PBGC insurance program (see ERISA section 4021)? ☐ Yes ☐ No	☐ Not determined

If “Yes” is checked, enter the My PAA confirmation number from the PBGC premium filing for this plan year________________. (See instructions.)

Part III	Financial Information

7 Plan Assets and Liabilities		(a) Beginning of Year	(b) End of Year

a Total plan assets	7a	9,001,763	8,205,453

b Total plan liabilities	7b	0	0

c Net plan assets (subtract line 7b from line 7a)	7c	9,001,763	8,205,453

8 Income, Expenses, and Transfers for this Plan Year		(a) Amount	(b) Total

a Contributions received or receivable from:

(1) Employers	8a(1)	237,730

(2) Participants	8a(2)	487,053

(3) Others (including rollovers)	8a(3)	1,457

b Other income (loss)	8b	-1,046,332

c Total income (add lines 8a(1), 8a(2), 8a(3), and 8b)	8c		-320,092

d Benefits paid (including direct rollovers and insurance premiums to provide benefits)	8d	475,040

e Certain deemed and/or corrective distributions (see instructions)	8e	0

f Administrative service providers (salaries, fees, commissions)	8f	1,178

g Other expenses	8g	0

h Total expenses (add lines 8d, 8e, 8f, and 8g)	8h		476,218

i Net income (loss) (subtract line 8h from line 8c)	8i		-796,310

j Transfers to (from) the plan (see instructions)	8j	0

Part IV	Plan Characteristics

9a	If the plan provides pension benefits, enter the applicable pension feature codes from the List of Plan Characteristic Codes in the instructions: 2E 2F 2G 2J 2K 2S 2T 3D

b	If the plan provides welfare benefits, enter the applicable welfare feature codes from the List of Plan Characteristic Codes in the instructions:

Part V	Compliance Questions

10 During the plan year:			Yes	No	Amount

a Was there a failure to transmit to the plan any participant contributions within the time period described in 29 CFR 2510.3-102? (See instructions and DOL’s Voluntary Fiduciary Correction Program)		10a		X

b Were there any nonexempt transactions with any party-in-interest? (Do not include transactions reported on line 10a.)		10b		X

c Was the plan covered by a fidelity bond?		10c	X		5,000,000

d Did the plan have a loss, whether or not reimbursed by the plan’s fidelity bond, that was caused by fraud or dishonesty?		10d		X

e Were any fees or commissions paid to any brokers, agents, or other persons by an insurance carrier, insurance service, or other organization that provides some or all of the benefits under the plan? (See instructions.)		10e	X		22,644

f Has the plan failed to provide any benefit when due under the plan?		10f		X

g Did the plan have any participant loans? (If “Yes,” enter amount as of year-end.)		10g	X		42,898

h If this is an individual account plan, was there a blackout period? (See instructions and 29 CFR 2520.101-3.)		10h	X

i If 10h was answered “Yes,” check the box if you either provided the required notice or one of the exceptions to providing the notice applied under 29 CFR 2520.101-3		10i	X

Form 5500-SF (2022)	Page 3-

Part VI	Pension Funding Compliance

11

Is this a defined benefit plan subject to minimum funding requirements? (If “Yes,” see instructions and complete Schedule SB (Form 5500) and lines 11a and b below.) If this is a defined contribution pension plan, leave line 11 blank and complete line 12 below

☐ Yes ☒ No

a	Enter the unpaid minimum required contributions for all years from Schedule SB (Form 5500) line 40	11a

b

PBGC missed contribution reporting requirements. If the plan is covered by PBGC and the amount reported on line 11a is greater than $0, has PBGC been notified as required by ERISA sections 4043(c)(5) and/or 303(k)(4)? Check the applicable box:

☐	Yes.

☐	No. Reporting was waived under 29 CFR 4043.25(c)(2) because contributions equal to or exceeding the unpaid minimum required contribution were made by the 30th day after the due date.

☐

No. The 30-day period referenced in 29 CFR 4043.25(c)(2) has not yet ended, and the sponsor intends to make a contribution equal to or exceeding the unpaid minimum required contribution by the 30th day after the due date.

☐	No. Other. Provide explanation ____________________________________________________________________________________________________

12	Is this a defined contribution plan subject to the minimum funding requirements of section 412 of the Code or section 302 of ERISA?	☐ Yes ☒ No
(If “Yes,” complete line 12a or lines 12b, 12c, 12d, and 12e below, as applicable.) If this is a defined benefit pension plan, leave line 12 blank and complete line 11 above
a

If a waiver of the minimum funding standard for a prior year is being amortized in this plan year, see instructions, and enter the date of the letter ruling granting the waiver         Month_____ Day _____ Year ____

If you completed line 12a, complete lines 3, 9, and 10 of Schedule MB (Form 5500), and skip to line 13.
b	Enter the minimum required contribution for this plan year	12b
c	Enter the amount contributed by the employer to the plan for this plan year	12c
d	Subtract the amount in line 12c from the amount in line 12b. Enter the result (enter a minus sign to the left of a negative amount)	12d
e	Will the minimum funding amount reported on line 12d be met by the funding deadline?	☐ Yes ☐ No ☐ N/A

Part VII	Plan Terminations and Transfers of Assets

13a	Has a resolution to terminate the plan been adopted in any plan year?	☐ Yes ☒ No
	If “Yes,” enter the amount of any plan assets that reverted to the employer this year	13a
b	Were all the plan assets distributed to participants or beneficiaries, transferred to another plan, or brought under the control of the PBGC?		☐ Yes ☒ No
c	If, during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s) to which assets or liabilities were transferred. (See instructions.)

13c(1) Name of plan(s):	13c(2) EIN(s)	13c(3) PN(s)

Form 5558	Application for Extension of Time	OMB No. 1545-0212
(Rev. September 2018)	To File Certain Employee Plan Returns

Department of the Treasury Internal Revenue Service	▶ For Privacy Act and Paperwork Reduction Act Notice, see instructions. ▶ Go to www.irs.gov/Form5558 for the latest information.	File With IRS Only

Part I    Identification

A	Name of filer, plan administrator, or plan sponsor (see instructions)	B	Filer’s identifying number (see instructions)
	PARKE BANK		Employer identification number (EIN) (9 digits XX-XXXXXXX)
	Number, street, and room or suite no. (If a P.O. box, see instructions)				22-3621091
	601 DELSEA DRIVE		Social security number (SSN) (9 digits XXX-XX-XXXX)
City or town, state, and ZIP code
SEWELL, NJ 08080-9325
C	Plan name	Plan			Plan year ending—
		number			MM	DD	YYYY

	PARKE BANK 401(K) RETIREMENT PLAN	0	0	1	12	31	2022

Part II    Extension of Time To File Form 5500 Series, and/or Form 8955-SSA

1	☐ Check this box if you are requesting an extension of time on line 2 to file the first Form 5500 series return/report for the plan listed in Part I, C above.

2	I request an extension of time until 10/16/2023 to file Form 5500 series. See instructions.
Note: A signature IS NOT required if you are requesting an extension to file Form 5500 series.

3	I request an extension of time until 10/16/2023to file Form 8955-SSA. See instructions.
Note: A signature IS NOT required if you are requesting an extension to file Form 8955-SSA.

The application is automatically approved to the date shown on line 2 and/or line 3 (above) if (a) the Form 5558 is filed on or before the normal due date of Form 5500 series, and/or Form 8955-SSA for which this extension is requested; and (b) the date on line 2 and/or line 3 (above) is not later than the 15th day of the 3rd month after the normal due date.

Part III    Extension of Time To File Form 5330 (see instructions)

4	I request an extension of time until / / to file Form 5330.
You may be approved for up to a 6-month extension to file Form 5330, after the normal due date of Form 5330.

a	Enter the Code section(s) imposing the tax	▶	a

b	Enter the payment amount attached			▶	b

c	For excise taxes under section 4980 or 4980F of the Code, enter the reversion/amendment date			▶	c
5	State in detail why you need the extension:

Under penalties of perjury, I declare that to the best of my knowledge and belief, the statements made on this form are true, correct, and complete, and that I am authorized to prepare this application.

Signature ▶	Date ▶
	Cat. No. 12005T	Form 5558 (Rev. 9-2018)

1019 Form 8955-SSA Department of the Treasury Internal Revenue Service

Annual Registration Statement Identifying Separated

Participants With Deferred Vested Benefits

This form is required to be filed under section 6057 of the Internal Revenue Code.

Go to www.irs.gov/Form8955SSA for instructions and the latest information.

OMB No. 1545-2187
This Form Is NOT Open to Public Inspection

PART I Annual Statement Identification Information
For the plan year beginning 01/01/2022 , and ending 12/31/2022
A	☐	Check here if plan is a government, church, or other plan that elects to voluntarily file Form 8955-SSA. (See instructions.)
B	☐	Check here if this is an amended registration statement.
C		Check the appropriate box if filing under:	☒ Form 5558	☐ Automatic extension
☐ Special extension (enter description)

PART II	Basic Plan Information - enter all requested information

1a Name of plan PARKE BANK 401(K) RETIREMENT PLAN			1b Plan Number (PN) 001
Plan Sponsor Information

2a Plan sponsor’s name PARKE BANK		2b Employer Identification Number (EIN) 22-3621091

2c Trade name (if different from plan sponsor name)		2d Plan sponsor’s phone number 856-256-2503
2e In care of name
2f Mailing address (room, apt., suite no. and street, or P.O. box) 601 DELSEA DRIVE	2g City SEWELL	2h State NJ	2i ZIP code 08080-9325
2j Foreign province (or state)	2k Foreign country	2l Foreign postal code

Plan Administrator Information
3a Plan administrator’s name (if other than plan sponsor) PARKE BANK		3b Employer Identification Number (EIN) 22-3621091

3c In care of name		3d Plan administrator’s phone number 856-256-2503

3e Mailing address (room, apt., suite no. and street, or P.O. box)	3f City	3g State	3h ZIP code
601 DELSEA DRIVE	SEWELL	NJ	08080-9325

3i Foreign province (or state)	3j Foreign country	3k Foreign postal code

4 If the name or EIN of the plan administrator has changed since the last return filed for this plan, enter the name and EIN from the last filed return:
Plan administrator’s name		EIN

5 If the name or EIN of the plan sponsor has changed since the last return filed for this plan, enter the name, EIN, and plan number from that return:

Plan sponsor’s name	EIN	Plan Number (PN)

6a	Participants who separated with a deferred vested benefit required to be reported on this Form 8955-SSA	6a	2
b	Participants who separated with a deferred vested benefit voluntarily reported on this Form 8955-SSA in the same year as the separation occurred	6b	0
7	Total number of participants reported on lines 6a and 6b	7	2
8	Did the plan administrator provide an individual statement to each participant required to receive a statement?	☒ Yes	☐ No
	Under penalties of perjury, I declare that I have examined this statement, and to the best of my knowledge and belief, it is true, correct, and complete.

Sign Here	Signature of plan sponsor	Date signed	Signature of plan administrator	Date signed

For Privacy Act and Paperwork Reduction Act Notice, see the separate instructions.	Cat. No. 52729U Form 8955-SSA (2022)

1019
Form 8955-SSA (2022)	Page 2 of 2		Page 2.1
Name of plan PARKE BANK 401(K) RETIREMENT PLAN	Plan Number	EIN
	001	22-3621091
PART III Participant Information - enter all requested information

9 Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested benefits who:
Code A — has not previously been reported.
Code B — has previously been reported under the above plan number, but whose previously reported information requires revisions.
Code C — has previously been reported under another plan, but who will be receiving benefits from the plan listed above instead.
Code D — has previously been reported under the above plan number, but whose benefits have been paid out or who is no longer entitled to those deferred vested benefits.

Use with entry code “A”, “B”, “C”, or “D”						Use with entry code “A” or “B”				Entry code “C” only
(a) Entry Code	(b) Full Social Security Number (or “FOREIGN”)	(c) Name of Participant (See instructions.)				Enter code for nature and form of benefit		Amount of vested benefit		(h) Previous sponsor’s EIN	(i) Previous plan number
		First name	M.I.	Last name	✓	(d) Type of annuity	(e) Payment frequency	(f) Defined benefit plan — periodic payment	(g) Defined contribution
									plan — total value
									of account
A	XXX-XX-XXXX	XXXX	F	XXXXXX	X	A	A		226,175
A	XXX-XX-XXXX	XXXXX	B	XXXXXX	X	A	A		2,3567

Form 8955-SSA (2022)